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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 13, 2006


                       MERISTAR HOSPITALITY CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    1-11903
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                            (Commission File Number)


                MARYLAND                                  72-2648842
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     (State or other jurisdiction                     (I.R.S. Employer
          of incorporation)                          Identification No.)

                         6430 ROCKLEDGE DRIVE, SUITE 200
                            BETHESDA, MARYLAND 20817
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (301) 581-5900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        MeriStar Hospitality Corporation ("MeriStar"), MeriStar Hospitality Operating Partnership, L.P. (the "Operating Partnership"), MeriStar Hospitality Finance Corp. ("Finance Corp."), certain of MeriStar's subsidiaries (the "9% Subsidiaries") and U.S. Bank Trust National Association ("U.S. Bank") have entered into a third supplemental indenture, dated as of April 13, 2006 (the "9% Supplemental Indenture") to the Indenture dated as of January 26, 2001, by and among MeriStar, the Operating Partnership, Finance Corp. the 9% Subsidiaries and U.S. Bank, as supplemented by the First Supplemental Indenture, dated as of December 19, 2001, and the Second Supplemental Indenture, dated as of February 7, 2002 (as supplemented, the "9% Indenture"), relating to the Operating Partnership's and Finance Corp.'s outstanding 9% Senior Notes due 2008 (the "9% Notes").

        MeriStar, the Operating Partnership, MeriStar Hospitality Finance Corp. III ("Finance Corp. III"), certain of MeriStar's subsidiaries (the "9.125% Subsidiaries") and U.S. Bank have also entered into a supplemental indenture, dated as of April 13, 2006, (the "9.125% Supplemental Indenture" and together with the 9% Supplemental Indenture, the "Supplemental
Indentures") to the Indenture dated as of February 7, 2002 (the "9.125% Indenture," and together with the 9% Indenture, the "Indentures"), by and among MeriStar, the Operating Partnership, Finance Corp. III, the 9.125% Subsidiaries and U.S. Bank, relating to the Operating Partnership's and Finance Corp. III's outstanding 9.125% Senior Notes due 2011 (the "9.125% Notes" and together with the 9% Notes, the "Notes").

        The Supplemental Indentures were entered into in connection with MeriStar's previously announced tender offers and consent solicitations with respect to the Notes, which were commenced on March 29, 2006 (the "Offers").

        The Supplemental Indentures amend the Indentures to eliminate substantially all of the restrictive covenants contained in such Indentures and the Notes (except for certain covenants related to asset sales and change of control offers), eliminate certain events of default and modify covenants regarding mergers, including to permit mergers with entities other than corporations, modify provisions regarding defeasance and/or satisfaction and discharge to eliminate certain conditions, and modify or eliminate certain other provisions contained in such Indentures and the Notes. The amendments to the Indentures became effective on April 13, 2006, but will become operative concurrently with the mergers of MeriStar and the Operating Partnership with affiliates of The Blackstone Group (the "Mergers") as described in the Offer documents and provided that all validly tendered Notes are accepted for purchase pursuant to the tender offers upon consummation of the Mergers.

        The foregoing summary is qualified in its entirety by reference to the Supplemental Indentures, copies of which are attached as Exhibits 4.1 and 4.2 hereto and are incorporated by reference herein.


ITEM 3.03     MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

        See description under Item 1.01, Entry into a Material Definitive Agreement above regarding the execution on April 13, 2006 of the Supplemental Indentures relating to the Notes.



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ITEM 7.01     REGULATION FD DISCLOSURE

        On April 13, 2006, MeriStar issued a press release announcing that, as of 5:00 p.m., New York City time, on Wednesday, April 12, 2006, the Operating Partnership had received the requisite tenders and consents from holders of more than a majority in aggregate principal amount of each of its outstanding Notes in connection with its Offers. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

        On April 17, 2006, MeriStar issued a press release announcing the consideration to be paid for the Notes in the Offers. A copy of the press release is attached as Exhibit 99.2 hereto and is incorporated by reference herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

       (a)   None.
       (b)   None.
       (c)   None.
       (d)   Exhibits.

EXHIBIT
NUMBER       DESCRIPTION OF EXHIBITS
-------      -----------------------
  4.1        Third  Supplemental  Indenture,  dated  as  of  April  13,  2006, relating to the 9% Senior Notes due 2008.
  4.2        Supplemental  Indenture,  dated as of April 13, 2006, relating to the 9.125% Senior Notes due 2011.
 99.1        Press Release dated April 13, 2006.
 99.2        Press Release dated April 17, 2006.


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MERISTAR HOSPITALITY CORPORATION



                                      BY:  /s/ Jerome J. Kraisinger
                                           --------------------------------
                                           Jerome J. Kraisinger
                                           Executive Vice President, Secretary
                                           and General Counsel



Date:    April 19, 2006


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                                 EXHIBIT INDEX


EXHIBIT NO.       EXHIBIT
-----------       -------

  4.1 Third Supplemental Indenture, dated as of April 13, 2006, relating to the 9% Senior Notes due 2008.

  4.2 Supplemental Indenture, dated as of April 13, 2006, relating to the 9.125% Senior Notes due 2011.

 99.1             Press Release dated April 13, 2006.

 99.2             Press Release dated April 17, 2006.